                                                                     EXHIBIT 4.1


                                  HYSEQ INC.

              Incorporated Under the Laws of the State of Nevada


       NUMBER                                                       SHARES
HYSQ
    COMMON STOCK                                            SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS
                                                            AND A STATEMENT AS
                                                            TO THE RIGHTS,
                                                            PRIVILEGES AND
                                                            RESTRICTIONS OF
                                                            SHARES

                                                            CUSIP 449163 10 4

This Certifies that

                                   SPECIMEN

is the owner of


           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                             $0.001 PAR VALUE, OF

                                  HYSEQ INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated



/s/ James N. Fletcher                              /s/ Lewis S. Gruber
------------------------------                     ---------------------------
Secretary                                          President

                                     [SEAL]
                                   HYSEQ, INC.
                                  INCORPORATED
                                   NOVEMBER 8,
                                      1993


                                            COUNTERSIGNED AND REGISTERED:
                                              U.S. STOCK TRANSFER CORPORATION
                                                   TRANSFER AGENT AND REGISTRAR


                                             BY


                                                           AUTHORIZED SIGNATURE

                                  HYSEQ INC.

        The Corporation will furnish to any stockholder, upon request and without charge, a statement of the voting powers, designations, preferences, limitations, restrictions and relative rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, so far as the same shall have been fixed, and of the authority of the Board of Directors to designate and fix any preferences, rights, and limitations of any wholly unissued series. Any such request should be addressed to the Secretary of the Corporation at its principal office.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common    UNIF GIFT MIN ACT -- _______Custodian________
TEN ENT -- as tenants by the                             (Cust)          (Minor)
           entireties                                   under Uniform Gifts to
JT TEN  -- as joint tenants with                        Minors Act _____________
           right of survivorship                                       (State)
           and not as tenants      UNIF TFR MIN ACT --  _______Custodian (until
           in common                                    (Cust)
                                                        age ________)
                                                        __________under
                                                         (Minor)
                                                        Uniform Transfers to
                                                        Minors Act ____________
                                                                     (State)

    Additional abbreviations may also be used though not in the above list.


  FOR VALUE RECEIVED, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

______________________________________

________________________________________________________________________________
 (PLEASE PRING OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
Shares of the Common Stock represented by the within Certificate, and do hereby constitute and appoint ________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________________

                                    ___________________________________________

                                    ___________________________________________
                            NOTICE: THE SIGNATURES TO THIS ASSIGNMENT MUST
                                    CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
                                    THE FACE OF THE CERTIFICATE, IN EVERY
                                    PARTICULAR, WITHOUT ALTERATION OR
                                    ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GURANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.